UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4492

MFS SERIES TRUST X

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Kristin V. Collins

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: July 31*

Date of reporting period: July 31, 2016

*	This Form N-CSR pertains only to the following series of the Registrant: MFS Emerging Markets Debt Fund. The remaining series of the Registrant have a fiscal year end other than July 31.

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

July 31, 2016

MFS® EMERGING MARKETS DEBT FUND

EMD-ANN

MFS® EMERGING MARKETS DEBT FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

Dear Shareholders:

Despite the unexpected late June vote by the United Kingdom to leave the European Union, most markets proved resilient, with U.S. shares quickly reversing post-Brexit declines and rallying to record highs during July. Global interest rates remain very low, with most central banks maintaining extremely accommodative monetary policies to reinvigorate slow-growing economies against a backdrop of low inflation. Low interest rates continue to benefit risky assets such as equities as investors are forced to accept greater risks in search of acceptable returns in a low-return environment. U.S. investment-grade and high-yield bonds have benefited from low and even negative yields overseas.

China remains a source of concern for investors, as overcapacity in its manufacturing sector is inhibiting the government’s attempt to change its domestic economy from one driven by exports to a consumer-driven model. Despite the slow-growth environment, emerging market equities have held up well, withstanding geopolitical shocks such as an attempted coup in Turkey and impeachment proceedings against Brazil’s president. The U.S. Federal Reserve’s go-slow approach to rate hikes has also helped.

At MFS®, we believe it is best to view markets through a long lens and not react to short-term swings. That makes it possible to filter out market noise and focus on long-term fundamentals.

In our view, the professional guidance of a financial advisor, along with a patient, long-term approach, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

September 16, 2016

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
Sovereign Emerging Markets	53.1%
Other Government Entity-Emerging Markets Quasi Government	22.2%
Emerging Markets Corporate Bonds	15.6%
U.S. Government Securities Hedge (t)	0.5%
Developed Markets Corporate Bonds	0.4%
Supranational	0.2%
Sovereign Developed Markets (o)	0.0%

Composition including fixed income credit quality (a)(i)
AA	1.3%
A	3.6%
BBB	38.6%
BB	20.7%
B	18.8%
CCC	5.5%
CC (o)	0.0%
D	0.2%
Not Rated	3.3%
Cash & Cash Equivalents	8.2%
Other	(0.2)%

Portfolio facts (i)
Average Duration (d)	6.2
Average Effective Maturity (m)	10.5 yrs.

Issuer country weightings (i)(x)
Mexico	12.2%
Indonesia	8.9%
United States (includes Cash & Cash Equivalents and Other)	8.5%
Argentina	7.1%
Brazil	6.3%
Russia	5.4%
Hungary	3.7%
Turkey	3.5%
Chile	3.4%
Other Countries	41.0%

Currency exposure weightings (i)(y)
United States Dollar (includes Cash & Cash Equivalents and Other)	98.7%
Russian Ruble	0.7%
Brazilian Real	0.6%
Indonesian Rupiah	0.4%
South African Rand	0.4%
Peruvian Sol	0.1%
Australian Dollar	(0.1)%
Chinese Yuan Offshore (HK)	(0.4)%
Euro	(0.4)%
Other Currencies (o)	0.0%

Portfolio Composition – continued

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.
(t)	For the purpose of managing the fund’s duration (but not its credit exposure), the fund holds U.S. Treasury futures contracts with a bond equivalent exposure of 0.5%.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of the portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents and Other.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of the portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents and Other.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.

Percentages are based on net assets as of 7/31/16.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended July 31, 2016, Class A shares of the MFS Emerging Markets Debt Fund (“fund”) provided a total return of 8.41%, at net asset value. This compares with a return of 11.58% for the fund’s benchmark, the JPMorgan Emerging Markets Bond Index Global.

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during the reporting period. The US Federal Reserve began its long-anticipated monetary tightening cycle in the middle of the period, but the tightening cycle has proved to be more gradual than initially anticipated. Globally, central bank policy remained highly accommodative, which forced many government, and even some corporate, bond yields into negative territory. At the end of the period, the United Kingdom voted to leave the European Union, beginning a multi-year process of negotiation in order to achieve “Brexit”. While markets initially reacted to the vote with alarm, the spillover to European and EM was relatively short-lived (although risks of further hits to EU cohesiveness could re-emerge).

During the second half of the reporting period, US earnings headwinds expanded beyond the energy, materials and industrial sectors, to include most sectors of the market. The sharp rise in the US dollar also weighed on earnings early in the period, though dollar strength ebbed somewhat late in the period. US consumer spending held up well during the second half of the period amid a modest increase in real wages and falling gasoline prices. Demand for autos reached near-record territory before receding modestly late in the period, while the housing market continued its recovery. Slow global trade continued to mirror slow global growth, particularly for many EM countries. That said, EM countries began to show signs of a modest upturn in activity along with adjustment in their external accounts. These improved conditions appeared to have reassured investors and contributed to record inflows into the asset class during July as negative yields and an increasing share of developed market bonds drove yield-hungry investors further out on the risk spectrum. Similar investor inflows were experienced in the high grade and high yield corporate markets.

Factors Affecting Performance

An underweight exposure to Venezuelan and Ukrainian government issued bonds and security selection in both Columbian and Brazilian issued bonds were primary detractors from performance relative to the JPMorgan Emerging Markets Bond Index Global. The fund’s shorter duration (d) stance further held back relative returns.

During the reporting period, the fund’s lesser relative exposure to Turkish and Chinese issued bonds and not owning Lebanese bonds were areas of relative strength.

Respectfully,

Ward Brown	Matthew Ryan
Portfolio Manager	Portfolio Manager

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.

Management Review – continued

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 7/31/16

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

Performance Summary – continued

Total Returns through 7/31/16

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	3/17/98	8.41%	5.01%	7.20%	N/A
B	5/31/02	7.67%	4.24%	6.42%	N/A
C	5/31/02	7.60%	4.24%	6.40%	N/A
I	3/17/98	8.69%	5.27%	7.47%	N/A
R1	12/01/08	7.67%	4.24%	N/A	9.66%
R2	12/01/08	8.13%	4.76%	N/A	10.19%
R3	12/01/08	8.41%	5.02%	N/A	10.48%
R4	12/01/08	8.68%	5.28%	N/A	10.75%
R5	5/01/06	8.79%	5.35%	7.45%	N/A
Comparative benchmark
JPMorgan Emerging Markets Bond Index Global (f)		11.58%	6.17%	7.73%	N/A
Average annual with sales charge
A With Initial Sales Charge (4.25%)		3.80%	4.10%	6.74%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		3.67%	3.90%	6.42%	N/A
C With CDSC (1% for 12 months) (v)		6.60%	4.24%	6.40%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R5 shares do not have a sales charge.

On May 30, 2012, Class W shares were redesignated Class R5 shares. Total returns for Class R5 shares prior to May 30, 2012 reflect the performance history of Class W shares which had different fees and expenses than Class R5 shares.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition

JPMorgan Emerging Markets Bond Index Global – measures the performance of U.S.-dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds.

It is not possible to invest directly in an index.

Performance Summary – continued

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, February 1, 2016 through July 31, 2016

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period February 1, 2016 through July 31, 2016.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 2/01/16	Ending Account Value 7/31/16	Expenses Paid During Period (p) 2/01/16-7/31/16
A	Actual	1.06%	$1,000.00	$1,119.96	$5.59
	Hypothetical (h)	1.06%	$1,000.00	$1,019.59	$5.32
B	Actual	1.82%	$1,000.00	$1,116.21	$9.58
	Hypothetical (h)	1.82%	$1,000.00	$1,015.81	$9.12
C	Actual	1.82%	$1,000.00	$1,116.34	$9.58
	Hypothetical (h)	1.82%	$1,000.00	$1,015.81	$9.12
I	Actual	0.81%	$1,000.00	$1,121.53	$4.27
	Hypothetical (h)	0.81%	$1,000.00	$1,020.84	$4.07
R1	Actual	1.82%	$1,000.00	$1,116.21	$9.58
	Hypothetical (h)	1.82%	$1,000.00	$1,015.81	$9.12
R2	Actual	1.32%	$1,000.00	$1,118.99	$6.95
	Hypothetical (h)	1.32%	$1,000.00	$1,018.30	$6.62
R3	Actual	1.07%	$1,000.00	$1,120.70	$5.64
	Hypothetical (h)	1.07%	$1,000.00	$1,019.54	$5.37
R4	Actual	0.82%	$1,000.00	$1,121.25	$4.32
	Hypothetical (h)	0.82%	$1,000.00	$1,020.79	$4.12
R5	Actual	0.73%	$1,000.00	$1,122.61	$3.85
	Hypothetical (h)	0.73%	$1,000.00	$1,021.23	$3.67

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above. For Class A shares, this rebate reduced the expense ratio above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

PORTFOLIO OF INVESTMENTS

7/31/16

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by jurisdiction.

Bonds - 90.6%
Issuer	Shares/Par	Value ($)
Angola - 0.2%
Republic of Angola, 9.5%, 11/12/2025 (n)	$5,711,000	$5,440,870
Republic of Angola, 9.5%, 11/12/2025	4,560,000	4,344,312

		$9,785,182
Argentina - 7.0%
Buenos Aires Province, 9.125%, 3/16/2024 (n)	$7,665,000	$8,450,663
Buenos Aires Province, 7.5%, 6/01/2027 (n)	8,493,000	8,832,720
Mendoza Province, 8.375%, 5/19/2024 (n)	9,934,000	10,281,690
Province del Neuquen, 8.625%, 5/12/2028 (n)	8,126,000	8,735,450
Province del Neuquen, 8.625%, 5/12/2028	700,000	752,500
Province of Cordoba, 7.125%, 6/10/2021 (n)	10,145,000	10,221,088
Republic of Argentina, 6%, 12/29/2016	30,728,750	30,866,651
Republic of Argentina, 7%, 4/17/2017	62,433,000	63,724,982
Republic of Argentina, 8.75%, 6/02/2017	33,634,000	35,231,615
Republic of Argentina, 6.875%, 4/22/2021 (n)	46,933,000	50,499,908
Republic of Argentina, 7.5%, 4/22/2026 (n)	76,647,000	83,238,642
Republic of Argentina, 7.125%, 7/06/2036 (n)	14,378,000	14,608,048
Republic of Argentina, 2.5% to 3/31/2019, 3.75% to 3/31/2029, 5.25% to 12/31/2038	54,566,000	36,968,465
YPF S.A., 8.5%, 3/23/2021	500,000	536,250
YPF S.A., 8.5%, 3/23/2021 (n)	11,937,000	12,802,433

		$375,751,105
Azerbaijan - 1.1%
Southern Gas Corridor CJSC, 6.875%, 3/24/2026 (n)	$24,579,000	$26,938,584
State Oil Company of the Azerbaijan Republic, 6.95%, 3/18/2030	32,843,000	34,087,750

		$61,026,334
Bahamas - 0.1%
Commonwealth of Bahamas, 6.95%, 11/20/2029	$3,527,000	$4,034,006

Barbados - 0.3%
Columbus International, Inc., 7.375%, 3/30/2021 (n)	$12,949,000	$13,819,302

Bermuda - 0.2%
Government of Bermuda, 4.138%, 1/03/2023	$5,680,000	$5,949,800
Government of Bermuda, 4.854%, 2/06/2024	5,504,000	5,999,360

		$11,949,160

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Brazil - 6.2%
Banco do Brasil S.A., 6.25% to 4/15/2024, FRN to 10/29/2049 (n)		$9,113,000	$5,554,374
Brazil Minas SPE (State of Minas Gerais, CLN), 5.333%, 2/15/2028 (n)		3,955,000	3,727,588
Cimpor Financial Operations B.V., 5.75%, 7/17/2024 (n)		7,264,000	5,920,160
Cimpor Financial Operations B.V., 5.75%, 7/17/2024		4,817,000	3,925,855
ESAL GmbH, 6.25%, 2/05/2023		8,483,000	8,313,340
Federative Republic of Brazil, 6%, 8/15/2022	BRL	23,178,447	7,108,087
Federative Republic of Brazil, 4.25%, 1/07/2025		$15,732,000	15,551,082
Federative Republic of Brazil, 6%, 4/07/2026		28,940,000	31,949,760
Federative Republic of Brazil, 7.125%, 1/20/2037		33,360,000	38,564,160
Federative Republic of Brazil, 5.625%, 1/07/2041		35,340,000	34,880,580
Globo Comunicacoes e Participacoes S.A., 4.875%, 4/11/2022		1,621,000	1,677,735
Globo Comunicacoes e Participacoes S.A., 4.843%, 6/08/2025		2,867,000	2,938,675
JBS Investments GmbH, 7.25%, 4/03/2024		1,337,000	1,377,779
Marfrig Holdings (Europe) B.V., 8%, 6/08/2023 (n)		6,739,000	6,924,323
Nota do Tesouro Nacional, 10%, 1/01/2021	BRL	20,612,000	5,964,669
Nota do Tesouro Nacional, 6%, 5/15/2021	BRL	17,458,825	5,354,352
Nota do Tesouro Nacional, 10%, 1/01/2023	BRL	14,911,000	4,232,315
Nota do Tesouro Nacional, 10%, 1/01/2025	BRL	24,734,000	6,943,497
Odebrecht Offshore Drilling Finance Ltd., 6.625%, 10/01/2022 (n)		$5,145,552	881,176
Odebrecht Offshore Drilling Finance Ltd., 6.75%, 10/01/2022 (n)		5,614,680	926,422
Petrobras Global Finance B.V., 8.375%, 5/23/2021		36,337,000	38,417,293
Petrobras Global Finance B.V., 8.75%, 5/23/2026		15,896,000	16,527,071
Petrobras Global Finance B.V., 4.375%, 5/20/2023		40,089,000	34,376,318
Petrobras Global Finance B.V., 7.25%, 3/17/2044		9,066,000	7,735,111
Petrobras International Finance Co., 5.375%, 1/27/2021		10,179,000	9,657,326
Petrobras International Finance Co., 6.875%, 1/20/2040		8,176,000	6,773,407
Petrobras International Finance Co., 6.75%, 1/27/2041		20,083,000	16,468,060
TerraForm Global Operating LLC, 9.75%, 8/15/2022 (n)		3,285,000	3,293,213
Ultrapetrol (Bahamas) Ltd., 8.875%, 6/15/2021 (a)(d)		5,395,000	1,025,050
Votorantim Cimentos S.A., 7.25%, 4/05/2041		6,803,000	6,547,888

			$333,536,666
Bulgaria - 0.3%
Republic of Bulgaria, 3.125%, 3/26/2035	EUR	12,682,000	$13,858,190

Canada - 0.3%
First Quantum Minerals Ltd., 7.25%, 10/15/2019		$1,862,000	$1,750,280
First Quantum Minerals Ltd., 7.25%, 10/15/2019 (n)		9,276,000	8,719,440

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Canada - continued
First Quantum Minerals Ltd., 7.25%, 5/15/2022 (n)	$7,694,000	$6,789,955

		$17,259,675
Chile - 3.4%
AES Gener S.A., 8.375% to 6/18/2019, FRN to 12/18/2073 (n)	$5,944,000	$6,374,940
AES Gener S.A., 8.375% to 6/18/2019, FRN to 12/18/2073	4,124,000	4,422,990
Cencosud S.A., 4.875%, 1/20/2023	7,971,000	8,515,682
Cencosud S.A., 4.875%, 1/20/2023 (n)	2,430,000	2,596,049
Cencosud S.A., 5.15%, 2/12/2025 (n)	11,288,000	12,202,159
Empresa de Transporte de Pasajeros Metro S.A., 4.75%, 2/04/2024 (n)	4,813,000	5,254,655
Empresa Nacional de Telecomunicaciones S.A., 4.75%, 8/01/2026	12,340,000	12,601,300
Empresa Nacional del Petroleo, 6.25%, 7/08/2019	4,392,000	4,930,569
Empresa Nacional del Petroleo, 5.25%, 8/10/2020	5,614,000	6,218,246
Empresa Nacional del Petroleo, 4.75%, 12/06/2021	3,201,000	3,457,615
Empresa Nacional del Petroleo, 4.375%, 10/30/2024	5,833,000	6,156,481
Empresa Nacional del Petroleo, 4.375%, 10/30/2024 (n)	12,835,000	13,546,791
Engie Energia Chile S.A., 5.625%, 1/15/2021	9,940,000	11,055,497
Engie Energia Chile S.A., 4.5%, 1/29/2025 (n)	9,772,000	10,447,509
GNL Quintero S.A., 4.634%, 7/31/2029	9,834,000	10,252,928
GNL Quintero S.A., 4.634%, 7/31/2029 (n)	14,850,000	15,482,610
Republic of Chile, 3.125%, 1/21/2026	4,949,000	5,270,685
S.A.C.I. Falabella, 4.375%, 1/27/2025 (n)	5,505,000	5,878,322
Transelec S.A., 4.625%, 7/26/2023 (n)	9,696,000	10,545,564
Transelec S.A., 4.25%, 1/14/2025 (n)	5,329,000	5,555,856
Transelec S.A., 3.875%, 1/12/2029 (z)	6,336,000	6,380,352
VTR Finance B.V., 6.875%, 1/15/2024	3,761,000	3,873,830
VTR Finance B.V., 6.875%, 1/15/2024 (n)	9,223,000	9,499,690

		$180,520,320
China - 1.6%
Avi Funding Co. Ltd., 3.8%, 9/16/2025 (n)	$9,608,000	$10,336,853
Baidu, Inc., 4.125%, 6/30/2025	7,326,000	7,870,717
CNOOC Finance (2013) Ltd., 3%, 5/09/2023	6,887,000	6,934,754
CNOOC Finance (2015) U.S.A. LLC, 3.5%, 5/05/2025	7,573,000	7,792,405
CNPC General Capital Ltd., 3.95%, 4/19/2022 (n)	8,981,000	9,652,042
CNPC General Capital Ltd., 3.4%, 4/16/2023 (n)	7,013,000	7,285,602
Export-Import Bank of China, 3.625%, 7/31/2024 (n)	6,955,000	7,474,970
Sinopec Capital (2013) Ltd., 3.125%, 4/24/2023	5,074,000	5,143,849
Sinopec Group Overseas Development (2012) Ltd., 3.9%, 5/17/2022 (n)	7,653,000	8,180,322
Sinopec Group Overseas Development (2013) Ltd., 4.375%, 10/17/2023	3,404,000	3,736,506

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
China - continued
Sinopec Group Overseas Development (2014) Ltd., 4.375%, 4/10/2024 (n)	$4,761,000	$5,228,883
State Grid Overseas Investment (2014) Ltd., 4.125%, 5/07/2024 (n)	2,845,000	3,171,780
State Grid Overseas Investment (2014) Ltd., 4.85%, 5/07/2044 (n)	4,295,000	5,311,940

		$88,120,623
Colombia - 1.4%
Banco de Bogota S.A., 6.25%, 5/12/2026 (n)	$13,633,000	$14,382,815
Colombia Telecomunicaciones S.A., 8.5% to 3/30/2020, FRN to 12/29/2049 (n)	7,249,000	6,759,693
Empresa de Energia de Bogota S.A., 6.125%, 11/10/2021 (n)	1,049,000	1,090,960
Empresas de Energia em Bom Despacho - Minas Gerais, 6.125%, 11/10/2021	2,312,000	2,404,480
Gruposura Finance S.A., 5.5%, 4/29/2026 (n)	12,302,000	13,255,405
Millicom International Cellular S.A., 6.625%, 10/15/2021 (n)	3,471,000	3,622,683
Pacific Exploration and Production Corp., 7.25%, 12/12/2021 (n)	4,105,000	677,325
Pacific Exploration and Production Corp., 7.25%, 12/12/2021	1,111,000	183,315
Pacific Exploration and Production Corp., 5.125%, 3/28/2023	2,292,000	378,180
Pacific Exploration and Production Corp., 5.125%, 3/28/2023 (n)	4,629,000	763,785
Pacific Exploration and Production Corp., 5.625%, 1/19/2025 (n)	10,752,000	1,720,320
Republic of Colombia, 6.125%, 1/18/2041	9,650,000	11,073,375
Republic of Colombia, 5.625%, 2/26/2044	17,209,000	18,886,878
Republic of Colombia, 5%, 6/15/2045	1,803,000	1,852,583

		$77,051,797
Costa Rica - 0.4%
Republic of Costa Rica, 4.375%, 4/30/2025	$6,000,000	$5,760,000
Republic of Costa Rica, 7%, 4/04/2044	4,986,000	5,272,695
Republic of Costa Rica, 7.158%, 3/12/2045	10,931,000	11,668,843

		$22,701,538
Cote d’Ivoire - 1.1%
Republic of Cote d’Ivoire, 5.375%, 7/23/2024 (n)	$14,279,000	$13,740,396
Republic of Cote d’Ivoire, 6.375%, 3/03/2028 (n)	16,291,000	16,333,031
Republic of Cote d’Ivoire, 5.75%, 12/31/2032	28,131,840	26,871,534

		$56,944,961

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Croatia - 0.7%
Hrvatska Elektroprivreda, 5.875%, 10/23/2022	$4,000,000	$4,280,896
Hrvatska Elektroprivreda, 5.875%, 10/23/2022 (n)	7,891,000	8,445,138
Republic of Croatia, 6%, 1/26/2024	4,942,000	5,469,559
Republic of Croatia, 6.625%, 7/14/2020	7,356,000	8,098,000
Republic of Croatia, 6.375%, 3/24/2021	4,400,000	4,848,800
Republic of Croatia, 5.5%, 4/04/2023 (n)	5,250,000	5,643,750

		$36,786,143
Dominican Republic - 3.0%
Banco de Reservas de la Republica Dominicana, 7%, 2/01/2023 (n)	$13,735,000	$14,082,633
Banco de Reservas de la Republica Dominicana, 7%, 2/01/2023	3,400,000	3,486,054
Dominican Republic, 7.5%, 5/06/2021	18,808,000	21,064,960
Dominican Republic, 6.6%, 1/28/2024 (n)	10,106,000	11,141,865
Dominican Republic, 5.875%, 4/18/2024	5,832,000	6,167,340
Dominican Republic, 5.875%, 4/18/2024 (n)	19,293,000	20,402,348
Dominican Republic, 5.5%, 1/27/2025 (n)	15,656,000	16,243,100
Dominican Republic, 6.875%, 1/29/2026 (n)	11,999,000	13,468,878
Dominican Republic, 8.625%, 4/20/2027	20,587,000	24,755,868
Dominican Republic, 7.45%, 4/30/2044 (n)	14,605,000	16,649,700
Dominican Republic, 6.85%, 1/27/2045 (n)	13,135,000	14,120,125

		$161,582,871
Ecuador - 0.5%
Empresa Publica de Hidrocarburos del Ecuador, FRN, 6.27%, 9/24/2019	$6,525,316	$6,288,773
Republic of Ecuador, 10.5%, 3/24/2020	4,189,000	4,195,284
Republic of Ecuador, 10.5%, 3/24/2020 (n)	3,799,000	3,804,699
Republic of Ecuador, 10.75%, 3/28/2022 (z)	12,034,000	12,075,854

		$26,364,610
El Salvador - 0.5%
Republic of El Salvador, 7.375%, 12/01/2019	$1,078,000	$1,156,155
Republic of El Salvador, 7.375%, 12/01/2019 (n)	1,516,000	1,625,910
Republic of El Salvador, 6.375%, 1/18/2027	5,156,000	5,233,340
Republic of El Salvador, 6.375%, 1/18/2027 (n)	6,918,000	7,021,770
Republic of El Salvador, 7.65%, 6/15/2035	5,500,000	5,720,000
Republic of El Salvador, 7.625%, 2/01/2041	3,988,000	4,097,670

		$24,854,845
Ethiopia - 0.1%
Federal Republic of Ethiopia, 6.625%, 12/11/2024 (n)	$7,019,000	$6,666,787

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Gabon - 0.3%
Gabonese Republic, 6.375%, 12/12/2024	$5,364,000	$4,824,918
Gabonese Republic, 6.375%, 12/12/2024 (n)	4,068,000	3,659,166
Gabonese Republic, 6.95%, 6/16/2025 (n)	2,536,000	2,291,276
Gabonese Republic, 6.95%, 6/16/2025	3,601,000	3,253,504

		$14,028,864
Ghana - 0.1%
Republic of Ghana, 10.75%, 10/14/2030	$7,083,000	$7,706,304

Guatemala - 0.8%
Cementos Progreso Trust Co., 7.125%, 11/06/2023	$218,000	$231,080
Cementos Progreso Trust Co., 7.125%, 11/06/2023 (n)	4,418,000	4,683,080
Central American Bottling Corp., 6.75%, 2/09/2022 (n)	12,536,000	12,845,890
Comcel Trust, 6.875%, 2/06/2024 (n)	4,355,000	4,529,200
Industrial Senior Trust Co., 5.5%, 11/01/2022 (n)	11,173,000	11,159,034
Republic of Guatemala, 4.5%, 5/03/2026 (n)	7,173,000	7,567,515

		$41,015,799
Honduras - 0.3%
Republic of Honduras, 8.75%, 12/16/2020	$3,969,000	$4,609,001
Republic of Honduras, 8.75%, 12/16/2020 (n)	3,258,000	3,783,353
Republic of Honduras, 7.5%, 3/15/2024	8,618,000	9,716,795

		$18,109,149
Hungary - 3.7%
Hungarian Development Bank, 6.25%, 10/21/2020	$7,800,000	$8,652,852
Hungarian Development Bank, 6.25%, 10/21/2020 (n)	11,785,000	13,073,572
Hungarian Export-Import Bank PLC, 4%, 1/30/2020	8,148,000	8,376,144
Magyar Export-Import Bank PLC, 5.5%, 2/12/2018	9,691,000	10,153,164
Magyar Export-Import Bank PLC, 5.5%, 2/12/2018 (n)	1,540,000	1,613,443
Magyar Export-Import Bank PLC, 4%, 1/30/2020 (n)	11,295,000	11,611,260
Republic of Hungary, 6.375%, 3/29/2021	26,712,000	30,569,694
Republic of Hungary, 5.375%, 2/21/2023	42,594,000	47,705,280
Republic of Hungary, 5.75%, 11/22/2023	29,392,000	33,822,844
Republic of Hungary, 5.375%, 3/25/2024	23,316,000	26,350,158
Republic of Hungary, 7.625%, 3/29/2041	3,524,000	5,232,717

		$197,161,128
Iceland - 0.1%
Republic of Iceland, 5.875%, 5/11/2022	$6,256,000	$7,339,089

India - 2.0%
Adani Transmission Ltd., 4%, 8/03/2026 (z)	$8,888,000	$8,967,459
Bharti Airtel Ltd., 4.375%, 6/10/2025	15,165,000	16,060,008

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
India - continued
Export-Import Bank of India, 4%, 1/14/2023		$20,067,000	$21,264,960
Export-Import Bank of India, 3.375%, 8/05/2026 (z)		14,036,000	14,079,610
Greenko Dutch B.V., 8%, 8/01/2019 (n)		11,807,000	12,728,359
ONGC Videsh Ltd., 3.75%, 5/07/2023		22,086,000	23,039,607
ONGC Videsh Ltd., 4.625%, 7/15/2024		4,000,000	4,350,880
Reliance Industries Ltd., 4.875%, 2/10/2045 (n)		4,994,000	5,230,206

			$105,721,089
Indonesia - 8.8%
Listrindo Capital B.V., 6.95%, 2/21/2019 (n)		$3,486,000	$3,613,239
Listrindo Capital B.V., 6.95%, 2/21/2019		8,591,000	8,904,572
Pertamina PT, 6%, 5/03/2042		30,955,000	33,320,581
Pertamina PT, 5.625%, 5/20/2043		10,559,000	10,917,552
Pertamina PT, 5.625%, 5/20/2043 (n)		11,274,000	11,656,831
Pertamina PT, 6.45%, 5/30/2044		17,747,000	20,105,843
Pertamina PT, 6.45%, 5/30/2044 (n)		4,692,000	5,315,637
PT Pelabuhan Indonesia III, 4.875%, 10/01/2024 (n)		7,376,000	7,925,069
PT Perusahaan Gas Negara (Persero) Tbk, 5.125%, 5/16/2024 (n)		11,337,000	12,279,218
PT Perusahaan Listrik Negara, 5.25%, 10/24/2042		6,435,000	6,478,565
Republic of Indonesia, 5.875%, 3/13/2020		21,264,000	23,769,346
Republic of Indonesia, 4.875%, 5/05/2021 (n)		32,549,000	35,733,985
Republic of Indonesia, 4.875%, 5/05/2021		18,166,000	19,943,579
Republic of Indonesia, 3.75%, 4/25/2022		20,259,000	21,180,785
Republic of Indonesia, 3.75%, 4/25/2022 (n)		9,697,000	10,138,214
Republic of Indonesia, 3.375%, 4/15/2023		22,502,000	22,938,224
Republic of Indonesia, 5.375%, 10/17/2023 (n)		24,689,000	28,132,474
Republic of Indonesia, 5.375%, 10/17/2023		6,480,000	7,383,792
Republic of Indonesia, 5.875%, 1/15/2024 (n)		5,968,000	6,979,469
Republic of Indonesia, 5.875%, 1/15/2024		11,941,000	13,964,785
Republic of Indonesia, 4.125%, 1/15/2025		26,516,000	28,091,740
Republic of Indonesia, 4.125%, 1/15/2025 (n)		7,155,000	7,580,193
Republic of Indonesia, 3.375%, 7/30/2025 (n)	EUR	11,148,000	13,282,731
Republic of Indonesia, 4.75%, 1/08/2026 (n)		$17,741,000	19,747,631
Republic of Indonesia, 4.75%, 1/08/2026		11,436,000	12,729,492
Republic of Indonesia, 8.375%, 9/15/2026	IDR	137,702,000,000	11,616,652
Republic of Indonesia, 3.75%, 6/14/2028 (n)	EUR	6,334,000	7,610,333
Republic of Indonesia, 8.75%, 5/15/2031	IDR	230,408,000,000	20,018,838
Republic of Indonesia, 8.5%, 10/12/2035		$4,763,000	7,163,552
Republic of Indonesia, 4.625%, 4/15/2043		6,692,000	7,055,248
Republic of Indonesia, 6.75%, 1/15/2044 (n)		5,279,000	7,144,926
Republic of Indonesia, 5.125%, 1/15/2045 (n)		9,887,000	11,117,882
Republic of Indonesia, 5.95%, 1/08/2046 (n)		7,915,000	9,871,778

			$473,712,756

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Israel - 0.1%
B Communications Ltd., 7.375%, 2/15/2021 (n)	$5,476,000	$5,900,390

Jamaica - 0.7%
Digicel Group Ltd., 8.25%, 9/30/2020 (n)	$3,822,000	$3,487,575
Digicel Group Ltd., 8.25%, 9/30/2020	7,509,000	6,851,963
Digicel Group Ltd., 6%, 4/15/2021 (n)	2,938,000	2,728,668
Digicel Group Ltd., 7.125%, 4/01/2022	7,529,000	6,209,166
Digicel Group Ltd., 6.75%, 3/01/2023 (n)	1,653,000	1,532,331
Digicel Group Ltd., 6.75%, 3/01/2023	4,240,000	3,930,480
Government of Jamaica, 6.75%, 4/28/2028	7,520,000	8,215,600
Government of Jamaica, 7.875%, 7/28/2045	5,662,000	6,412,215

		$39,367,998
Kazakhstan - 2.3%
Development Bank of Kazakhstan, 4.125%, 12/10/2022	$41,573,000	$40,476,304
Development Bank of Kazakhstan, 4.125%, 12/10/2022 (n)	26,704,000	25,999,548
Republic of Kazakhstan, 5.125%, 7/21/2025 (n)	6,451,000	7,069,973
Republic of Kazakhstan, 6.5%, 7/21/2045	7,035,000	8,301,300
Republic of Kazakhstan, 6.5%, 7/21/2045 (n)	14,441,000	17,040,380
Tengizchevroil Finance Co. International Ltd., 4%, 8/15/2026 (z)	22,635,000	22,555,212

		$121,442,717
Lithuania - 0.2%
Republic of Lithuania, 6.125%, 3/09/2021 (n)	$4,086,000	$4,797,904
Republic of Lithuania, 6.625%, 2/01/2022 (n)	4,142,000	5,049,347
Republic of Lithuania, 6.625%, 2/01/2022	1,300,000	1,584,778

		$11,432,029
Malaysia - 0.4%
Petroliam Nasional Berhad, 7.625%, 10/15/2026	$6,248,000	$8,716,316
Petronas Capital Ltd., 3.5%, 3/18/2025 (n)	11,468,000	12,189,395

		$20,905,711
Mexico - 12.1%
Banco Inbursa S.A. Institucion de Banca Multiple Grupo Financiero Inbursa, 4.125%, 6/06/2024 (n)	$17,313,000	$17,681,767
Banco Nacional Comercio Exterior S.N.C., 4.375%, 10/14/2025 (n)	12,007,000	12,727,420
BBVA Bancomer S.A. de C.V., 6.5%, 3/10/2021 (n)	5,232,000	5,794,440
BBVA Bancomer S.A. de C.V., 6.75%, 9/30/2022 (n)	3,026,000	3,448,127
BBVA Bancomer S.A. de C.V., 6.75%, 9/30/2022	9,233,000	10,521,004

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Mexico - continued
Bonos de Desarrollo del Gobierno Federal, 4.5%, 12/04/2025	MXN	86,931,556	$5,392,075
CEMEX Finance LLC, 6%, 4/01/2024		$4,687,000	4,804,175
CEMEX S.A.B. de C.V., 6.125%, 5/05/2025		5,756,000	5,914,290
CEMEX S.A.B. de C.V., 7.75%, 4/16/2026		2,721,000	3,020,310
CEMEX S.A.B. de C.V., 7.75%, 4/16/2026 (n)		3,435,000	3,812,850
Comision Federal de Electricidad, 4.875%, 5/26/2021		4,200,000	4,504,500
Comision Federal de Electricidad, 4.875%, 5/26/2021 (n)		7,146,000	7,664,085
Comision Federal de Electricidad, 4.875%, 1/15/2024 (n)		6,939,000	7,424,730
Comision Federal de Electricidad, 4.875%, 1/15/2024		7,545,000	8,073,150
Comision Federal de Electricidad, 5.75%, 2/14/2042		4,609,000	4,907,156
Comision Federal de Electricidad, 5.75%, 2/14/2042 (n)		5,736,000	6,107,062
Comision Federal de Electricidad, 6.125%, 6/16/2045 (n)		15,735,000	17,322,819
Comision Federal de Electricidad, 6.125%, 6/16/2045		10,541,000	11,604,692
Controladora Mabe S.A. de C.V., 7.875%, 10/28/2019		9,230,000	10,249,915
Elementia S.A. de C.V., 5.5%, 1/15/2025 (n)		11,054,000	11,493,186
Elementia S.A. de C.V., 5.5%, 1/15/2025		6,944,000	7,219,892
Empresas ICA S.A.B. de C.V., 8.9%, 2/04/2021 (a)(d)		11,858,000	1,956,570
Empresas ICA S.A.B. de C.V., 8.875%, 5/29/2024 (a)(d)(n)		17,660,000	3,046,350
Fibra Uno, REIT, 6.95%, 1/30/2044 (n)		16,979,000	18,125,083
Gruma S.A.B. de C.V., 4.875%, 12/01/2024 (n)		8,898,000	9,876,780
Gruma S.A.B. de C.V., 4.875%, 12/01/2024		3,244,000	3,600,840
Grupo Cementos de Chihuahua S.A.B. de C.V., 8.125%, 2/08/2020		2,761,000	2,905,953
Grupo Cementos de Chihuahua S.A.B. de C.V., 8.125%, 2/08/2020 (n)		8,937,000	9,406,193
Grupo KUO S.A.B de C.V., 6.25%, 12/04/2022		7,349,000	7,702,487
Grupo KUO S.A.B de C.V., 6.25%, 12/04/2022 (n)		3,332,000	3,492,269
Grupo Posadas S.A.B. de C.V., 7.875%, 6/30/2022 (n)		14,217,000	14,679,053
Grupo Televisa S.A.B., 6.125%, 1/31/2046		19,827,000	23,058,008
JB Y Co. S.A. de C.V., 3.75%, 5/13/2025 (n)		7,175,000	7,406,265
JB Y Co. S.A. de C.V., 3.75%, 5/13/2025		4,005,000	4,134,089
Mexichem S.A.B. de C.V., 6.75%, 9/19/2042		10,245,000	11,064,600
Mexichem S.A.B. de C.V., 5.875%, 9/17/2044 (n)		9,752,000	9,614,984
Office Depot de Mexico S.A. de C.V., 6.875%, 9/20/2020 (n)		11,624,000	12,205,200
Pemex Project Funding Master Trust, 6.625%, 6/15/2035		8,573,000	8,864,053
Petroleos Mexicanos, 6.875%, 8/04/2026 (n)		26,770,000	30,049,325
Petroleos Mexicanos, 5.5%, 6/27/2044		12,602,000	11,403,424
Petroleos Mexicanos, 5.625%, 1/23/2046		12,086,000	11,071,985
Petroleos Mexicanos, FRN, 2.699%, 7/18/2018		15,181,000	15,272,086
Red de Carreteras de Occidente SAPIB de C.V., 9%, 6/10/2028 (n)	MXN	313,900,000	17,121,127

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Mexico - continued
Sigma Alimentos S.A. de C.V., 4.125%, 5/02/2026		$350,000	$363,563
Sigma Alimentos S.A. de C.V., 4.125%, 5/02/2026 (n)		9,702,000	10,077,953
Trust F/1401, REIT, 5.25%, 1/30/2026 (n)		7,587,000	7,975,834
United Mexican States, 3.625%, 3/15/2022		67,522,000	71,303,232
United Mexican States, 4%, 10/02/2023		80,268,000	86,368,368
United Mexican States, 3.6%, 1/30/2025		21,482,000	22,475,543
United Mexican States, 4.125%, 1/21/2026		15,072,000	16,368,192
United Mexican States, 3.375%, 2/23/2031	EUR	6,416,000	8,284,920
United Mexican States, 6.05%, 1/11/2040		$5,148,000	6,499,350
United Mexican States, 5.75%, 10/12/2110		10,569,000	11,599,478

			$647,060,802
Mongolia - 0.2%
Trade & Development Bank of Mongolia LLC, 9.375%, 5/19/2020 (n)		$8,128,000	$8,414,756

Morocco - 0.7%
Office Cherifien des Phosphates, 4.5%, 10/22/2025 (n)		$18,524,000	$18,628,105
Office Cherifien des Phosphates, 6.875%, 4/25/2044 (n)		16,920,000	18,778,459

			$37,406,564
Namibia - 0.1%
Republic of Namibia, 5.25%, 10/29/2025 (n)		$3,967,000	$4,141,350

Nigeria - 0.1%
Afren PLC, 15%, 4/25/2016 (a)(d)(p)		$11,045,950	$3,095,075
Afren PLC, 10.25%, 4/08/2019 (a)(d)		400,000	400
Afren PLC, 10.25%, 4/08/2019 (a)(d)(n)		8,067,000	8,067
Afren PLC, 6.625%, 12/09/2020 (a)(d)(n)		3,859,000	3,859

			$3,107,401
Panama - 1.5%
Autoridad del Canal de Panama, 4.95%, 7/29/2035 (n)		$11,729,000	$12,945,884
Panama Canal Railway Co., 7%, 11/01/2026		4,153,329	4,142,946
Panama Canal Railway Co., 7%, 11/01/2026 (n)		962,385	959,979
Republic of Panama, 5.2%, 1/30/2020		5,828,000	6,422,456
Republic of Panama, 4%, 9/22/2024		8,648,000	9,339,840
Republic of Panama, 3.75%, 3/16/2025		15,152,000	16,099,000
Republic of Panama, 7.125%, 1/29/2026		4,173,000	5,560,523
Republic of Panama, 8.875%, 9/30/2027		1,970,000	2,925,450
Republic of Panama, 3.875%, 3/17/2028		11,611,000	12,481,825
Republic of Panama, 9.375%, 4/01/2029		5,204,000	8,014,160
Republic of Panama, 6.7%, 1/26/2036		2,705,000	3,661,894

			$82,553,957

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Paraguay - 1.3%
Republic of Paraguay, 4.625%, 1/25/2023		$9,959,000	$10,407,155
Republic of Paraguay, 4.625%, 1/25/2023 (n)		4,439,000	4,638,755
Republic of Paraguay, 5%, 4/15/2026 (n)		8,170,000	8,741,900
Republic of Paraguay, 6.1%, 8/11/2044		12,864,000	14,375,520
Republic of Paraguay, 6.1%, 8/11/2044 (n)		11,844,000	13,235,670
Telefonica Celular del Paraguay S.A., 6.75%, 12/13/2022		5,377,000	5,565,195
Telefonica Celular del Paraguay S.A., 6.75%, 12/13/2022 (n)		11,719,000	12,129,165

			$69,093,360
Peru - 3.1%
Corporacion Financiera de Desarrollo S.A., 4.75%, 7/15/2025 (n)		$5,004,000	$5,398,065
Corporacion Financiera de Desarrollo S.A., FRN, 5.25%, 7/15/2029 (n)		3,989,000	4,273,216
Corporacion Financiera de Desarrollo S.A., FRN, 5.25%, 7/15/2029		7,809,000	8,365,391
Corporacion Lindley S.A., 6.75%, 11/23/2021		1,884,000	2,135,985
Corporacion Lindley S.A., 6.75%, 11/23/2021 (n)		1,707,000	1,935,311
El Fondo Mivivienda S.A., 3.5%, 1/31/2023		2,644,000	2,670,440
El Fondo Mivivienda S.A., 3.5%, 1/31/2023 (n)		2,464,000	2,488,640
Gas Natural de Lima y Callao S.A., 4.375%, 4/01/2023		15,360,000	15,628,800
IIRSA Norte Finance Ltd., 8.75%, 5/30/2024		2,156,909	2,442,700
IIRSA Norte Finance Ltd., 8.75%, 5/30/2024 (n)		131,304	148,701
Inkia Energy Ltd., 8.375%, 4/04/2021		15,264,000	15,950,880
Kallpa Generacion S.A., 4.875%, 5/24/2026 (n)		8,765,000	9,203,250
Lima Metro Line 2 Finance Ltd., 5.875%, 7/05/2034 (n)		10,400,000	11,349,000
Lima Metro Line 2 Finance Ltd., 5.875%, 7/05/2034		4,850,000	5,292,563
Republic of Peru, 2.75%, 1/30/2026	EUR	5,754,000	7,126,128
Republic of Peru, 3.75%, 3/01/2030	EUR	6,011,000	7,753,547
Republic of Peru, 8.75%, 11/21/2033		$8,220,000	13,069,800
Republic of Peru, 6.9%, 8/12/2037	PEN	22,206,000	7,153,282
Republic of Peru, 5.625%, 11/18/2050		$10,745,000	13,619,288
San Miguel Industrias PET S.A., 7.75%, 11/06/2020 (n)		9,767,000	10,255,350
Transport de Gas Peru, 4.25%, 4/30/2028 (n)		7,810,000	7,907,625
Union Andina de Cementos S.A.A., 5.875%, 10/30/2021		3,248,000	3,386,040
Union Andina de Cementos S.A.A., 5.875%, 10/30/2021 (n)		9,215,000	9,606,638

			$167,160,640
Poland - 0.4%
Republic of Poland, 5.125%, 4/21/2021		$2,518,000	$2,869,246
Republic of Poland, 5%, 3/23/2022		8,956,000	10,265,815
Republic of Poland, 3.25%, 4/06/2026		10,434,000	10,974,273

			$24,109,334

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Qatar - 0.5%
State of Qatar, 3.25%, 6/02/2026 (n)		$10,498,000	$10,762,340
State of Qatar, 4.625%, 6/02/2046 (n)		12,523,000	13,430,918

			$24,193,258
Romania - 0.4%
Republic of Romania, 6.75%, 2/07/2022 (n)		$1,750,000	$2,092,825
Republic of Romania, 6.75%, 2/07/2022		2,562,000	3,063,896
Republic of Romania, 3.875%, 10/29/2035 (n)	EUR	7,813,000	9,433,733
Republic of Romania, 3.875%, 10/29/2035	EUR	7,700,000	9,297,292

			$23,887,746
Russia - 5.3%
Gaz Capital S.A., 4.95%, 2/06/2028		$12,377,000	$12,005,690
Gazprom Neft, 4.375%, 9/19/2022		10,747,000	10,373,004
Gazprom Neft, 6%, 11/27/2023		10,097,000	10,601,850
LUKOIL International Finance B.V., 4.563%, 4/24/2023		11,716,000	11,862,450
MMC Norilsk Nickel Group, 6.625%, 10/14/2022		7,281,000	8,086,366
Mobile Telesystems International Funding Ltd., 5%, 5/30/2023		4,423,000	4,560,998
MTS International Funding Ltd., 5%, 5/30/2023 (n)		5,544,000	5,716,973
Rosneft, 4.199%, 3/06/2022		9,016,000	8,786,994
Russian Federation, 5%, 4/29/2020 (n)		19,100,000	20,341,500
Russian Federation, 5%, 4/29/2020		10,700,000	11,395,500
Russian Federation, 4.5%, 4/04/2022		57,600,000	61,118,554
Russian Federation, 4.875%, 9/16/2023 (n)		9,800,000	10,612,812
Russian Federation, 4.875%, 9/16/2023		33,600,000	36,386,784
Russian Federation, 8.15%, 2/03/2027	RUB	1,151,096,000	17,251,613
Russian Federation, 5.625%, 4/04/2042		$35,200,000	38,632,000
Russian Federation, 5.875%, 9/16/2043 (n)		3,000,000	3,411,630
Russian Federation, 5.875%, 9/16/2043		6,600,000	7,505,586
VimpelCom Ltd., 7.504%, 3/01/2022		6,627,000	7,326,215

			$285,976,519
Serbia - 0.6%
Republic of Serbia, 6.75%, 11/01/2024		$29,085,399	$29,754,363

Slovenia - 0.9%
Republic of Slovenia, 5.85%, 5/10/2023		$14,981,000	$17,527,770
Republic of Slovenia, 5.25%, 2/18/2024		27,373,000	31,242,721

			$48,770,491

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
South Africa - 1.7%
Eskom Holdings SOC Ltd., 6.75%, 8/06/2023		$3,948,000	$4,025,144
Eskom Holdings SOC Ltd., 7.125%, 2/11/2025 (n)		3,367,000	3,434,879
Petra Diamonds U.S. Treasury PLC, 8.25%, 5/31/2020 (n)		12,546,000	12,326,445
Republic of South Africa, 6.875%, 5/27/2019		2,945,000	3,297,193
Republic of South Africa, 5.875%, 5/30/2022		4,358,000	4,906,019
Republic of South Africa, 4.665%, 1/17/2024		9,366,000	9,855,093
Republic of South Africa, 5.875%, 9/16/2025		6,979,000	7,919,071
Republic of South Africa, 4.875%, 4/14/2026		9,975,000	10,533,600
Republic of South Africa, 3.75%, 7/24/2026	EUR	3,670,000	4,270,138
Republic of South Africa, 10.5%, 12/21/2026	ZAR	108,940,000	8,832,920
Republic of South Africa, 6.25%, 3/31/2036	ZAR	251,255,000	13,205,338
Republic of South Africa, 8.5%, 1/31/2037	ZAR	111,331,000	7,423,321

			$90,029,161
Sri Lanka - 2.8%
National Savings Bank, 5.15%, 9/10/2019		$8,351,000	$8,355,844
Republic of Sri Lanka, 6.25%, 10/04/2020		6,672,000	7,064,514
Republic of Sri Lanka, 6.25%, 10/04/2020 (n)		1,977,000	2,093,307
Republic of Sri Lanka, 6.25%, 7/27/2021		7,682,000	8,097,804
Republic of Sri Lanka, 5.875%, 7/25/2022		24,418,000	25,193,174
Republic of Sri Lanka, 6.125%, 6/03/2025		27,488,000	27,777,559
Republic of Sri Lanka, 6.85%, 11/03/2025 (n)		2,378,000	2,504,101
Republic of Sri Lanka, 6.85%, 11/03/2025		36,199,000	38,118,561
Republic of Sri Lanka, 6.825%, 7/18/2026 (z)		27,416,000	28,557,986

			$147,762,850
Supranational - 0.2%
Black Sea Trade and Development Bank, 4.875%, 5/06/2021 (n)		$2,398,000	$2,527,012
West African Development Bank, 5.5%, 5/06/2021 (n)		10,126,000	10,632,300

			$13,159,312

Trinidad & Tobago - 0.5%
Consolidated Energy Finance S.A., 6.75%, 10/15/2019 (n)		$16,494,000	$16,370,295
Republic of Trinidad & Tobago, 4.5%, 8/04/2026 (z)		12,416,000	12,695,360

			$29,065,655
Turkey - 3.4%
Export Credit Bank of Turkey A.S., 5.375%, 2/08/2021 (n)		$10,231,000	$10,362,018
Export Credit Bank of Turkey A.S., 5%, 9/23/2021		10,374,000	10,372,714
Export Credit Bank of Turkey A.S., 5%, 9/23/2021 (n)		12,313,000	12,311,473
Republic of Turkey, 7.5%, 11/07/2019		15,575,000	17,385,905
Republic of Turkey, 7%, 6/05/2020		23,409,000	25,920,271
Republic of Turkey, 5.625%, 3/30/2021		15,093,000	16,047,632

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Turkey - continued
Republic of Turkey, 5.125%, 3/25/2022	$10,816,000	$11,260,970
Republic of Turkey, 6.25%, 9/26/2022	8,862,000	9,724,344
Republic of Turkey, 3.25%, 3/23/2023	6,924,000	6,499,836
Republic of Turkey, 5.75%, 3/22/2024	6,132,000	6,596,928
Republic of Turkey, 7.375%, 2/05/2025	11,713,000	13,911,003
Republic of Turkey, 4.25%, 4/14/2026	4,789,000	4,637,428
Republic of Turkey, 4.875%, 10/09/2026	12,639,000	12,837,963
Republic of Turkey, 6%, 1/14/2041	3,860,000	4,117,423
T.C. Ziraat Bankasi A.S., 4.75%, 4/29/2021 (n)	8,430,000	8,298,492
Turk Eximbank, 5.875%, 4/24/2019	11,399,000	11,802,547

		$182,086,947
Ukraine - 2.4%
Government of Ukraine, 7.75%, 9/01/2022	$6,372,000	$6,237,834
Government of Ukraine, 7.75%, 9/01/2019 (n)	1,326,000	1,316,320
Government of Ukraine, 7.75%, 9/01/2019	9,176,000	9,109,015
Government of Ukraine, 7.75%, 9/01/2020 (n)	3,553,000	3,500,416
Government of Ukraine, 7.75%, 9/01/2020	13,850,000	13,645,020
Government of Ukraine, 7.75%, 9/01/2021 (n)	2,253,000	2,208,391
Government of Ukraine, 7.75%, 9/01/2021	14,366,000	14,081,553
Government of Ukraine, 7.75%, 9/01/2022 (n)	4,753,000	4,652,949
Government of Ukraine, 7.75%, 9/01/2023 (n)	3,453,000	3,363,049
Government of Ukraine, 7.75%, 9/01/2023	9,186,000	8,946,705
Government of Ukraine, 7.75%, 9/01/2024	8,479,000	8,226,326
Government of Ukraine, 7.75%, 9/01/2025 (n)	2,153,000	2,083,458
Government of Ukraine, 7.75%, 9/01/2025	6,965,000	6,740,031
Government of Ukraine, 7.75%, 9/01/2026 (n)	2,153,000	2,078,076
Government of Ukraine, 7.75%, 9/01/2026	11,000,000	10,617,200
Government of Ukraine, 7.75%, 9/01/2027 (n)	2,153,000	2,072,693
Government of Ukraine, 7.75%, 9/01/2027	10,778,000	10,375,981
Government of Ukraine, 0%, 5/31/2040 (n)	5,304,000	1,791,161
JSC State Savings Bank of Ukraine, 9.625%, 3/20/2025	7,791,000	7,536,858
JSC State Savings Bank of Ukraine, FRN, 9.375%, 3/10/2023	10,029,000	9,828,420
State Export-Import Bank of Ukraine, 9.75%, 1/22/2025	1,322,000	1,282,340

		$129,693,796
United Arab Emirates - 0.7%
Abu Dhabi National Energy Co., 3.625%, 6/22/2021 (n)	$10,384,000	$10,750,348
Abu Dhabi National Energy Co., 4.375%, 6/22/2026 (n)	12,664,000	13,460,819
Emirate of Abu Dhabi, 3.125%, 5/03/2026 (n)	14,352,000	15,095,606

		$39,306,773

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Uruguay - 0.4%
Navios South American Logistics, Inc./Navios Logistics Finance (U.S.), Inc., 7.25%, 5/01/2022 (n)	$12,062,000	$8,262,470
Navios South American Logistics, Inc./Navios Logistics Finance (U.S.), Inc., 7.25%, 5/01/2022	5,530,000	3,788,050
Oriental Republic of Uruguay, 4.375%, 10/27/2027	7,512,114	7,972,231

		$20,022,751
Venezuela - 2.5%
Petroleos de Venezuela S.A., 6%, 11/15/2026	$27,517,000	$10,043,705
Petroleos de Venezuela S.A., 5.375%, 4/12/2027	32,107,000	11,727,403
Petroleos de Venezuela S.A., 6%, 5/16/2024	28,460,200	10,601,425
Republic of Venezuela, 7.75%, 10/13/2019	27,444,000	13,138,815
Republic of Venezuela, 9%, 5/07/2023	9,775,000	4,337,656
Republic of Venezuela, 8.25%, 10/13/2024	21,817,000	9,463,124
Republic of Venezuela, 7.65%, 4/21/2025	21,953,000	9,330,025
Republic of Venezuela, 9.25%, 9/15/2027	50,712,000	24,405,150
Republic of Venezuela, 9.375%, 1/13/2034	4,652,000	2,064,325
Republic of Venezuela, 7%, 3/31/2038	91,916,000	37,570,665

		$132,682,293
Vietnam - 0.3%
Socialist Republic of Vietnam, 6.75%, 1/29/2020	$3,855,000	$4,333,456
Socialist Republic of Vietnam, 4.8%, 11/19/2024 (n)	10,293,000	10,993,593

		$15,327,049
Zambia - 0.3%
Republic of Zambia, 8.5%, 4/14/2024	$11,280,000	$9,928,656
Republic of Zambia, 8.97%, 7/30/2027	5,500,000	4,826,250

		$14,754,906
Total Bonds (Identified Cost, $4,711,144,100)		$4,855,979,172

Money Market Funds - 8.8%
MFS Institutional Money Market Portfolio, 0.38%, at Cost and Net Asset Value (v)	473,987,749	$473,987,749
Total Investments (Identified Cost, $5,185,131,849)		$5,329,966,921

Other Assets, Less Liabilities - 0.6%		32,290,538
Net Assets - 100.0%		$5,362,257,459

(a)	Non-income producing security.
(d)	In default.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $1,691,033,226 representing 31.5% of net assets.

Portfolio of Investments – continued

(p)	Payment-in-kind security for which interest income may be received in additional securities and/or cash.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Adani Transmission Ltd., 4%, 8/03/2026	7/28/16-7/29/16	$8,861,889	$8,967,459
Export-Import Bank of India, 3.375%, 8/05/2026	7/28/16	14,026,596	14,079,610
Republic of Ecuador, 10.75%, 3/28/2022	7/25/16-7/26/16	12,034,000	12,075,854
Republic of Sri Lanka, 6.825%, 7/18/2026	7/11/16-7/28/16	27,750,271	28,557,986
Republic of Trinidad & Tobago, 4.5%, 8/04/2026	7/28/16	12,416,000	12,695,360
Tengizchevroil Finance Co. International Ltd., 4%, 8/15/2026	7/20/16-7/28/16	22,477,914	22,555,212
Transelec S.A., 3.875%, 1/12/2029	7/07/16-7/29/16	6,301,060	6,380,352
Total Restricted Securities			$105,311,833
% of Net assets			2.0%

The following abbreviations are used in this report and are defined:

CLN	Credit-Linked Note
FRN	Floating Rate Note. Interest rate resets periodically and the current rate may not be the rate reported at period end.
PLC	Public Limited Company
REIT	Real Estate Investment Trust

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CNH	Chinese Yuan Renminbi (Offshore)
EUR	Euro
IDR	Indonesian Rupiah
INR	Indian Rupee
MXN	Mexican Peso
PEN	Peruvian Nuevo Sol
PLN	Polish Zloty
RUB	Russian Ruble
ZAR	South African Rand

Portfolio of Investments – continued

Derivative Contracts at 7/31/16

Forward Foreign Currency Exchange Contracts at 7/31/16

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
BUY	ARS	BNP Paribas S.A.	7,459,000	8/09/16	$488,666	$494,719	$6,053
SELL	AUD	Westpac Banking Corp.	5,530,000	9/30/16	4,207,473	4,194,765	12,708
BUY	BRL	BNP Paribas S.A.	1,418,975	8/02/16	433,559	437,631	4,072
BUY	BRL	Goldman Sachs International	14,205,000	8/02/16	4,316,842	4,381,014	64,172
BUY	BRL	Morgan Stanley Capital Services, Inc.	6,160,000	8/02/16	1,871,772	1,899,827	28,055
SELL	BRL	BNP Paribas S.A.	1,418,975	8/02/16	438,090	437,631	459
SELL	BRL	Goldman Sachs International	14,205,000	8/02/16	4,385,613	4,381,014	4,599
SELL	BRL	Morgan Stanley Capital Services, Inc.	6,160,000	8/02/16	1,901,822	1,899,827	1,995
SELL	CNH	Barclays Bank PLC	52,675,000	4/26/17	7,913,912	7,841,215	72,697
SELL	IDR	JPMorgan Chase Bank N.A.	31,387,289,000	9/21/16	2,378,726	2,378,264	462
BUY	INR	BNP Paribas S.A.	273,835,000	8/29/16	4,043,636	4,069,475	25,839
BUY	INR	JPMorgan Chase Bank N.A.	79,502,000	8/29/16	1,173,808	1,181,483	7,675
SELL	INR	BNP Paribas S.A.	353,336,000	8/29/16	5,254,848	5,250,944	3,904
SELL	MXN	Deutsche Bank AG	153,073,000	8/05/16-9/30/16	8,266,888	8,144,037	122,851
SELL	MXN	JPMorgan Chase Bank N.A.	254,226,768	8/05/16-9/30/16	13,735,528	13,493,522	242,006
BUY	RUB	BNP Paribas S.A.	115,120,899	8/08/16	1,734,977	1,741,805	6,828
BUY	RUB	HSBC Bank	584,169,000	8/08/16	8,718,940	8,838,611	119,671
BUY	ZAR	JPMorgan Chase Bank N.A.	123,477,619	9/30/16	8,493,589	8,792,728	299,139

							$1,023,185

Liability Derivatives
BUY	ARS	BNP Paribas S.A.	56,001,000	8/09/16-9/14/16	$3,806,015	$3,671,068	$(134,947)
SELL	ARS	BNP Paribas S.A.	63,460,000	8/09/16	4,180,501	4,208,988	(28,487)
BUY	BRL	Deutsche Bank AG	21,783,975	8/02/16	6,725,525	6,718,472	(7,053)
SELL	BRL	BNP Paribas S.A.	1,418,975	10/04/16	425,167	428,965	(3,798)
SELL	BRL	Deutsche Bank AG	21,783,975	8/02/16	5,942,450	6,718,472	(776,022)

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts at 7/31/16 - continued

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Liability Derivatives – continued
SELL	CNH	JPMorgan Chase Bank N.A.	75,092,000	2/28/17	$11,095,154	$11,216,138	$(120,984)
SELL	EUR	Brown Brothers Harriman	544,166	9/30/16	599,855	609,892	(10,037)
SELL	EUR	Deutsche Bank AG	235,062	9/30/16	259,041	263,453	(4,412)
SELL	EUR	Goldman Sachs International	86,982,112	8/05/16-9/30/16	96,523,680	97,487,594	(963,914)
SELL	EUR	JPMorgan Chase Bank N.A.	2,139,938	9/30/16	2,362,671	2,398,407	(35,736)
SELL	EUR	Morgan Stanley Capital Services, Inc.	1,505,641	9/30/16	1,669,477	1,687,497	(18,020)
SELL	IDR	BNP Paribas S.A.	71,634,016,731	9/21/16	5,394,128	5,427,821	(33,693)
SELL	IDR	Deutsche Bank AG	27,411,468,000	9/21/16	2,069,571	2,077,010	(7,439)
SELL	IDR	JPMorgan Chase Bank N.A.	29,968,186,400	9/21/16-9/30/16	2,262,243	2,269,067	(6,824)
SELL	PLN	JPMorgan Chase Bank N.A.	1,467,000	9/30/16	368,746	375,934	(7,188)
BUY	RUB	BNP Paribas S.A.	537,848,000	8/08/16	8,312,952	8,137,763	(175,189)
SELL	ZAR	Barclays Bank PLC	70,559,853	9/30/16	4,856,053	5,024,502	(168,449)
SELL	ZAR	Brown Brothers Harriman	109,126,000	9/30/16	7,459,802	7,770,762	(310,960)
SELL	ZAR	Deutsche Bank AG	5,248,995	9/30/16	360,446	373,776	(13,330)
SELL	ZAR	JPMorgan Chase Bank N.A.	8,331,358	9/30/16	578,274	593,268	(14,994)
SELL	ZAR	Morgan Stanley Capital Services, Inc.	5,977,947	9/30/16	410,591	425,684	(15,093)
SELL	ZAR	UBS AG	64,522,754	9/30/16	4,461,491	4,594,606	(133,115)

							$(2,989,684)

Portfolio of Investments – continued

Futures Contracts at 7/31/16

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Note 10 yr (Long)	USD	185	$24,613,672	September - 2016	$309,984

Liability Derivatives
Interest Rate Futures
Euro-Bund 10 yr (Short)	EUR	90	$16,885,049	September - 2016	$(314,983)

At July 31, 2016, the fund had cash collateral of $1,058,803 to cover any commitments for certain derivative contracts. Cash collateral is comprised of “Restricted cash” and “Deposits with brokers” in the Statement of Assets and Liabilities.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 7/31/16

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments
Non-affiliated issuers, at value (identified cost, $4,711,144,100)	$4,855,979,172
Underlying affiliated funds, at cost and value	473,987,749
Total investments, at value (identified cost, $5,185,131,849)	$5,329,966,921
Cash	94,097,026
Restricted cash	550,000
Foreign currency, at value (identified cost, $692,830)	706,027
Deposits with brokers	508,803
Receivables for
Forward foreign currency exchange contracts	1,023,185
Daily variation margin on open futures contracts	47,421
Investments sold	52,417,008
Fund shares sold	73,396,628
Interest	75,341,955
Other assets	10,421
Total assets	$5,628,065,395
Liabilities
Payables for
Distributions	$2,464,686
Forward foreign currency exchange contracts	2,989,684
Investments purchased	234,822,856
Fund shares reacquired	8,488,352
Payable to affiliates
Investment adviser	401,148
Shareholder servicing costs	930,444
Distribution and service fees	46,366
Payable for independent Trustees’ compensation	13
Deferred country tax expense payable	15,167,072
Accrued expenses and other liabilities	497,315
Total liabilities	$265,807,936
Net assets	$5,362,257,459
Net assets consist of
Paid-in capital	$5,454,452,108
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies (net of $7,600,659 deferred country tax)	135,298,215
Accumulated net realized gain (loss) on investments and foreign currency	(223,996,435)
Accumulated distributions in excess of net investment income	(3,496,429)
Net assets	$5,362,257,459
Shares of beneficial interest outstanding	359,458,814

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$572,397,452	38,500,320	$14.87
Class B	32,216,245	2,151,628	14.97
Class C	221,780,621	14,845,499	14.94
Class I	3,593,091,762	240,966,910	14.91
Class R1	949,342	63,226	15.02
Class R2	25,931,409	1,727,960	15.01
Class R3	47,726,037	3,191,404	14.95
Class R4	75,558,654	5,055,165	14.95
Class R5	792,605,937	52,956,702	14.97

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $15.53 [100 / 95.75 x $14.87]. On sales of $100,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R5.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 7/31/16

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$233,999,719
Dividends from underlying affiliated funds	796,912
Foreign taxes withheld	(23,703)
Total investment income	$234,772,928
Expenses
Management fee	$29,924,862
Distribution and service fees	4,423,728
Shareholder servicing costs	3,959,117
Administrative services fee	637,880
Independent Trustees’ compensation	68,062
Custodian fee	398,449
Shareholder communications	364,198
Audit and tax fees	70,793
Legal fees	47,061
Miscellaneous	336,815
Total expenses	$40,230,965
Fees paid indirectly	(2,152)
Reduction of expenses by investment adviser and distributor	(1,179,433)
Net expenses	$39,049,380
Net investment income	$195,723,548
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments (net of $1,573,264 country tax)	$(60,765,019)
Futures contracts	587,381
Swap agreements	(740,858)
Foreign currency	(184,021)
Net realized gain (loss) on investments and foreign currency	$(61,102,517)
Change in unrealized appreciation (depreciation)
Investments (net of $4,652,596 increase in deferred country tax)	$181,089,682
Futures contracts	(4,999)
Swap agreements	287,594
Translation of assets and liabilities in foreign currencies	(2,765,488)
Net unrealized gain (loss) on investments and foreign currency translation	$178,606,789
Net realized and unrealized gain (loss) on investments and foreign currency	$117,504,272
Change in net assets from operations	$313,227,820

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 7/31
	2016	2015
Change in net assets
From operations
Net investment income	$195,723,548	$239,041,417
Net realized gain (loss) on investments and foreign currency	(61,102,517)	4,573,689
Net unrealized gain (loss) on investments and foreign currency translation	178,606,789	(319,295,351)
Change in net assets from operations	$313,227,820	$(75,680,245)
Distributions declared to shareholders
From net investment income	$(195,649,028)	$(242,744,022)
Change in net assets from fund share transactions	$674,720,532	$(1,291,510,697)
Total change in net assets	$792,299,324	$(1,609,934,964)
Net assets
At beginning of period	4,569,958,135	6,179,893,099
At end of period (including accumulated distributions in excess of net investment income of $3,496,429 and $1,274,255, respectively)	$5,362,257,459	$4,569,958,135

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 7/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$14.39	$15.26	$14.82	$15.72	$15.01
Income (loss) from investment operations
Net investment income (d)	$0.64	$0.64	$0.66	$0.67	$0.70
Net realized and unrealized gain (loss) on investments and foreign currency	0.48	(0.87)	0.52	(0.72)	0.84
Total from investment operations	$1.12	$(0.23)	$1.18	$(0.05)	$1.54
Less distributions declared to shareholders
From net investment income	$(0.64)	$(0.64)	$(0.67)	$(0.74)	$(0.78)
From net realized gain on investments	—	—	(0.07)	(0.11)	(0.05)
Total distributions declared to shareholders	$(0.64)	$(0.64)	$(0.74)	$(0.85)	$(0.83)
Net asset value, end of period (x)	$14.87	$14.39	$15.26	$14.82	$15.72
Total return (%) (r)(s)(t)(x)	8.07	(1.52)	8.23	(0.59)	10.68
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.12	1.13	1.11	1.16	1.13
Expenses after expense reductions (f)	1.09	1.09	1.08	1.12	1.11
Net investment income	4.51	4.29	4.49	4.23	4.73
Portfolio turnover	67	55	62	66	52
Net assets at end of period (000 omitted)	$572,397	$695,581	$1,431,791	$1,759,552	$1,269,864

See Notes to Financial Statements

Financial Highlights – continued

Class B	Years ended 7/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$14.47	$15.31	$14.88	$15.78	$15.07
Income (loss) from investment operations
Net investment income (d)	$0.53	$0.53	$0.56	$0.56	$0.60
Net realized and unrealized gain (loss) on investments and foreign currency	0.50	(0.84)	0.50	(0.73)	0.83
Total from investment operations	$1.03	$(0.31)	$1.06	$(0.17)	$1.43
Less distributions declared to shareholders
From net investment income	$(0.53)	$(0.53)	$(0.56)	$(0.62)	$(0.67)
From net realized gain on investments	—	—	(0.07)	(0.11)	(0.05)
Total distributions declared to shareholders	$(0.53)	$(0.53)	$(0.63)	$(0.73)	$(0.72)
Net asset value, end of period (x)	$14.97	$14.47	$15.31	$14.88	$15.78
Total return (%) (r)(s)(t)(x)	7.39	(2.03)	7.34	(1.31)	9.84
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.87	1.88	1.86	1.90	1.88
Expenses after expense reductions (f)	1.85	1.84	1.83	1.87	1.86
Net investment income	3.75	3.54	3.74	3.51	3.98
Portfolio turnover	67	55	62	66	52
Net assets at end of period (000 omitted)	$32,216	$37,170	$46,518	$58,752	$57,860

See Notes to Financial Statements

Financial Highlights – continued

Class C	Years ended 7/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$14.45	$15.29	$14.86	$15.76	$15.05
Income (loss) from investment operations
Net investment income (d)	$0.53	$0.53	$0.56	$0.56	$0.59
Net realized and unrealized gain (loss) on investments and foreign currency	0.49	(0.84)	0.50	(0.73)	0.84
Total from investment operations	$1.02	$(0.31)	$1.06	$(0.17)	$1.43
Less distributions declared to shareholders
From net investment income	$(0.53)	$(0.53)	$(0.56)	$(0.62)	$(0.67)
From net realized gain on investments	—	—	(0.07)	(0.11)	(0.05)
Total distributions declared to shareholders	$(0.53)	$(0.53)	$(0.63)	$(0.73)	$(0.72)
Net asset value, end of period (x)	$14.94	$14.45	$15.29	$14.86	$15.76
Total return (%) (r)(s)(t)(x)	7.33	(2.04)	7.34	(1.32)	9.85
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.87	1.88	1.86	1.90	1.88
Expenses after expense reductions (f)	1.85	1.84	1.83	1.87	1.86
Net investment income	3.75	3.54	3.75	3.50	3.97
Portfolio turnover	67	55	62	66	52
Net assets at end of period (000 omitted)	$221,781	$270,388	$349,718	$508,561	$491,457

See Notes to Financial Statements

Financial Highlights – continued

Class I	Years ended 7/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$14.39	$15.23	$14.79	$15.69	$14.98
Income (loss) from investment operations
Net investment income (d)	$0.67	$0.67	$0.70	$0.72	$0.73
Net realized and unrealized gain (loss) on investments and foreign currency	0.52	(0.83)	0.52	(0.73)	0.84
Total from investment operations	$1.19	$(0.16)	$1.22	$(0.01)	$1.57
Less distributions declared to shareholders
From net investment income	$(0.67)	$(0.68)	$(0.71)	$(0.78)	$(0.81)
From net realized gain on investments	—	—	(0.07)	(0.11)	(0.05)
Total distributions declared to shareholders	$(0.67)	$(0.68)	$(0.78)	$(0.89)	$(0.86)
Net asset value, end of period (x)	$14.91	$14.39	$15.23	$14.79	$15.69
Total return (%) (r)(s)(x)	8.62	(1.08)	8.50	(0.35)	10.97
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.87	0.87	0.86	0.90	0.88
Expenses after expense reductions (f)	0.84	0.84	0.83	0.87	0.86
Net investment income	4.73	4.53	4.73	4.50	4.92
Portfolio turnover	67	55	62	66	52
Net assets at end of period (000 omitted)	$3,593,092	$2,667,819	$3,544,099	$3,793,125	$3,148,303

See Notes to Financial Statements

Financial Highlights – continued

Class R1	Years ended 7/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$14.50	$15.33	$14.88	$15.79	$15.07
Income (loss) from investment operations
Net investment income (d)	$0.54	$0.53	$0.56	$0.56	$0.59
Net realized and unrealized gain (loss) on investments and foreign currency	0.51	(0.83)	0.52	(0.74)	0.85
Total from investment operations	$1.05	$(0.30)	$1.08	$(0.18)	$1.44
Less distributions declared to shareholders
From net investment income	$(0.53)	$(0.53)	$(0.56)	$(0.62)	$(0.67)
From net realized gain on investments	—	—	(0.07)	(0.11)	(0.05)
Total distributions declared to shareholders	$(0.53)	$(0.53)	$(0.63)	$(0.73)	$(0.72)
Net asset value, end of period (x)	$15.02	$14.50	$15.33	$14.88	$15.79
Total return (%) (r)(s)(x)	7.53	(1.96)	7.48	(1.38)	9.91
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.87	1.88	1.85	1.90	1.88
Expenses after expense reductions (f)	1.84	1.84	1.82	1.87	1.87
Net investment income	3.76	3.54	3.73	3.51	3.96
Portfolio turnover	67	55	62	66	52
Net assets at end of period (000 omitted)	$949	$789	$1,079	$934	$936

See Notes to Financial Statements

Financial Highlights – continued

Class R2	Years ended 7/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$14.49	$15.32	$14.87	$15.78	$15.06
Income (loss) from investment operations
Net investment income (d)	$0.61	$0.60	$0.63	$0.64	$0.67
Net realized and unrealized gain (loss) on investments and foreign currency	0.51	(0.82)	0.53	(0.74)	0.84
Total from investment operations	$1.12	$(0.22)	$1.16	$(0.10)	$1.51
Less distributions declared to shareholders
From net investment income	$(0.60)	$(0.61)	$(0.64)	$(0.70)	$(0.74)
From net realized gain on investments	—	—	(0.07)	(0.11)	(0.05)
Total distributions declared to shareholders	$(0.60)	$(0.61)	$(0.71)	$(0.81)	$(0.79)
Net asset value, end of period (x)	$15.01	$14.49	$15.32	$14.87	$15.78
Total return (%) (r)(s)(x)	8.06	(1.47)	8.02	(0.88)	10.46
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.37	1.37	1.36	1.41	1.38
Expenses after expense reductions (f)	1.35	1.34	1.32	1.37	1.36
Net investment income	4.25	4.04	4.24	4.00	4.44
Portfolio turnover	67	55	62	66	52
Net assets at end of period (000 omitted)	$25,931	$28,686	$29,234	$28,338	$24,183

See Notes to Financial Statements

Financial Highlights – continued

Class R3	Years ended 7/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$14.46	$15.28	$14.83	$15.73	$15.01
Income (loss) from investment operations
Net investment income (d)	$0.63	$0.64	$0.66	$0.68	$0.70
Net realized and unrealized gain (loss) on investments and foreign currency	0.50	(0.82)	0.53	(0.73)	0.85
Total from investment operations	$1.13	$(0.18)	$1.19	$(0.05)	$1.55
Less distributions declared to shareholders
From net investment income	$(0.64)	$(0.64)	$(0.67)	$(0.74)	$(0.78)
From net realized gain on investments	—	—	(0.07)	(0.11)	(0.05)
Total distributions declared to shareholders	$(0.64)	$(0.64)	$(0.74)	$(0.85)	$(0.83)
Net asset value, end of period (x)	$14.95	$14.46	$15.28	$14.83	$15.73
Total return (%) (r)(s)(x)	8.12	(1.17)	8.29	(0.59)	10.75
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.13	1.12	1.10	1.16	1.14
Expenses after expense reductions (f)	1.10	1.09	1.06	1.13	1.12
Net investment income	4.46	4.29	4.48	4.25	4.64
Portfolio turnover	67	55	62	66	52
Net assets at end of period (000 omitted)	$47,726	$76,900	$81,184	$52,066	$35,355

See Notes to Financial Statements

Financial Highlights – continued

Class R4	Years ended 7/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$14.43	$15.27	$14.83	$15.73	$15.01
Income (loss) from investment operations
Net investment income (d)	$0.68	$0.67	$0.70	$0.72	$0.74
Net realized and unrealized gain (loss) on investments and foreign currency	0.51	(0.83)	0.52	(0.73)	0.84
Total from investment operations	$1.19	$(0.16)	$1.22	$(0.01)	$1.58
Less distributions declared to shareholders
From net investment income	$(0.67)	$(0.68)	$(0.71)	$(0.78)	$(0.81)
From net realized gain on investments	—	—	(0.07)	(0.11)	(0.05)
Total distributions declared to shareholders	$(0.67)	$(0.68)	$(0.78)	$(0.89)	$(0.86)
Net asset value, end of period (x)	$14.95	$14.43	$15.27	$14.83	$15.73
Total return (%) (r)(s)(x)	8.61	(1.06)	8.49	(0.34)	11.03
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.87	0.87	0.86	0.90	0.89
Expenses after expense reductions (f)	0.84	0.84	0.83	0.87	0.87
Net investment income	4.76	4.54	4.74	4.52	4.91
Portfolio turnover	67	55	62	66	52
Net assets at end of period (000 omitted)	$75,559	$70,067	$80,457	$103,937	$111,391

See Notes to Financial Statements

Financial Highlights – continued

Class R5 (y)	Years ended 7/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$14.45	$15.27	$14.82	$15.73	$15.00
Income (loss) from investment operations
Net investment income (d)	$0.69	$0.69	$0.71	$0.73	$0.74
Net realized and unrealized gain (loss) on investments and foreign currency	0.52	(0.81)	0.53	(0.73)	0.84
Total from investment operations	$1.21	$(0.12)	$1.24	$—	$1.58
Less distributions declared to shareholders
From net investment income	$(0.69)	$(0.70)	$(0.72)	$(0.80)	$(0.80)
From net realized gain on investments	—	—	(0.07)	(0.11)	(0.05)
Total distributions declared to shareholders	$(0.69)	$(0.70)	$(0.79)	$(0.91)	$(0.85)
Net asset value, end of period (x)	$14.97	$14.45	$15.27	$14.82	$15.73
Total return (%) (r)(s)(x)	8.72	(0.80)	8.68	(0.30)	11.01
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.77	0.76	0.76	0.81	0.96
Expenses after expense reductions (f)	0.74	0.73	0.73	0.78	0.94
Net investment income	4.87	4.65	4.82	4.59	4.91
Portfolio turnover	67	55	62	66	52
Net assets at end of period (000 omitted)	$792,606	$722,556	$615,814	$420,329	$261,885

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
(y)	On May 10, 2012, sales of Class W shares (including exchanges) were suspended. On May 11, 2012, certain Class W shares were automatically converted to Class I shares. Shareholders of certain Class W shares became shareholders of Class I and received Class I shares with a total net asset value equal to their Class W shares at the time of the conversion. On May 30, 2012, remaining Class W shares, which represented MFS seed money, were redesignated Class R5. Class R5 shares do not pay a 12b-1 distribution fee or sub-accounting costs. On June 1, 2012, Class R5 shares were offered for sale to the public.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Emerging Market Debt Fund (the fund) is a diversified series of MFS Series Trust X (the trust). Prior to September 29, 2015, the fund was a non-diversified series of the trust. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as

Notes to Financial Statements – continued

provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued at valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s

Notes to Financial Statements – continued

net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures contracts and forward foreign currency exchange contracts. The following is a summary of the levels used as of July 31, 2016 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Non-U.S. Sovereign Debt	$—	$3,957,216,028	$—	$3,957,216,028
Foreign Bonds	—	895,668,069	3,095,075	898,763,144
Mutual Funds	473,987,749	—	—	473,987,749
Total Investments	$473,987,749	$4,852,884,097	$3,095,075	$5,329,966,921

Other Financial Instruments
Futures Contracts	$(4,999)	$—	$—	$(4,999)
Forward Foreign Currency Exchange Contracts	—	(1,966,499)	—	(1,966,499)

For further information regarding security characteristics, see the Portfolio of Investments.

The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period. The table presents the activity of level 3 securities held at the beginning and the end of the period.

Total
Balance as of 7/31/15	$7,981,403
Change in unrealized appreciation (depreciation)	(5,290,407)
Acquisition (Payment-in-kind)	404,079
Balance as of 7/31/16	$3,095,075

The net change in unrealized appreciation (depreciation) from investments still held as level 3 at July 31, 2016 is $(5,290,407). At July 31, 2016, the fund held one level 3 security.

Notes to Financial Statements – continued

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at July 31, 2016 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$309,984	$(314,983)
Foreign Exchange	Forward Foreign Currency Exchange	1,023,185	(2,989,684)
Total		$1,333,169	$(3,304,667)

(a)	The value of futures contracts includes cumulative appreciation (depreciation) as reported in the fund’s Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended July 31, 2016 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Agreements	Foreign Currency	Investments (Purchased Options)
Interest Rate	$587,381	$—	$—	$(6,062)
Foreign Exchange	—	—	(51,631)	(1,759,054)
Credit	—	(740,858)	—	—
Total	$587,381	$(740,858)	$(51,631)	$(1,765,116)

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended July 31, 2016 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Agreements	Translation of Assets and Liabilities in Foreign Currencies
Interest Rate	$(4,999)	$—	$—
Foreign Exchange	—	—	(2,828,464)
Credit	—	287,594	—
Total	$(4,999)	$287,594	$(2,828,464)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the clearing broker and the clearing house for cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options). For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

Purchased Options – The fund purchased call and put options for a premium. Purchased call and put options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may hedge against an anticipated increase in the dollar cost of securities or currency to be acquired

Notes to Financial Statements – continued

or increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument purchased. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to

Notes to Financial Statements – continued

hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, an international payment system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Swap Agreements – During the period the fund entered into swap agreements. Certain types of swaps (“cleared swaps”) are required to be centrally cleared under provisions of the Dodd-Frank Regulatory Reform Bill. In a cleared swap transaction, the ultimate counterparty to the transaction is a clearinghouse (the “clearinghouse”). The contract is transferred and accepted by the clearinghouse immediately following execution of the swap contract with an executing broker. Thereafter, throughout the term of the cleared swap, the fund interfaces indirectly with the clearinghouse through a clearing broker and has counterparty risk to the clearing broker as well.

A swap agreement is generally an exchange of cash payments, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. The net cash payments exchanged are recorded as a realized gain or loss on swap agreements in the Statement of Operations. The value of the swap agreement, which is adjusted daily and includes any related interest accruals to be paid or received by the fund, is recorded in the Statement of Assets and Liabilities, as “Swaps, at value” for uncleared swaps and is included in “Due from brokers” or “Due to brokers” for cleared swaps. The daily change in value, including any related interest accruals to be paid or received, is recorded as unrealized appreciation or depreciation on swap agreements in the Statement of Operations. The daily change in valuation of cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Amounts paid or received at the inception of the swap agreement are reflected as premiums paid or received in the Statement of Assets and Liabilities and are amortized using the effective interest method over the term of the agreement. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap agreements in the Statement of Operations. Collateral for uncleared swaps, in the form of cash or securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. Collateral for cleared swaps, in the form of cash or securities, is posted by the fund directly with the clearing broker.

Notes to Financial Statements – continued

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. The fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. To address counterparty risk, uncleared swap agreements are limited to only highly-rated counterparties. Risk is further reduced by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement. The fund’s counterparty risk due to cleared swaps is mitigated by the fact that the clearinghouse is the true counterparty to the transaction and the regulatory requirement safeguards in the event of a clearing broker bankruptcy.

The fund entered into credit default swap agreements in order to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. In a credit default swap agreement, the protection buyer can make an upfront payment and will make a stream of payments to the protection seller based on a fixed percentage applied to the agreement notional amount in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation (which may be either a single security or a basket of securities issued by corporate or sovereign issuers) and, with respect to the cases where physical settlement applies, the delivery by the buyer to the seller of a defined deliverable obligation. Although agreement-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium, each as defined in the 2003 ISDA Credit Derivatives Definitions as amended by the relevant agreement. Restructuring is generally not applicable when the reference obligation is issued by a North American corporation and obligation acceleration, obligation default, or repudiation/moratorium are generally only applicable when the reference obligation is issued by a sovereign entity or an entity in an emerging country. Upon determination of the final price for the deliverable obligation (or upon delivery of the deliverable obligation in the case of physical settlement), the difference between the value of the deliverable obligation and the swap agreement’s notional amount is recorded as realized gain or loss on swap agreements in the Statement of Operations.

Hybrid Instruments – The fund invests in indexed or hybrid securities on which any combination of interest payments, the principal or stated amount payable at maturity is determined by reference to prices of other securities, currencies, indices, economic factors or other measures, including interest rates, currency exchange rates, or securities indices. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, swap agreements, options, futures contracts and currencies. Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark, underlying assets or economic indicator

Notes to Financial Statements – continued

may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark, underlying asset or economic indicator may not move in the same direction or at the same time.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – Prior to October 1, 2015, the fund’s custody fee could be reduced by a credit earned under an arrangement that measured the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended July 31, 2016, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Notes to Financial Statements – continued

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to defaulted bonds, amortization and accretion of debt securities, and wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	7/31/16	7/31/15
Ordinary income (including any short-term capital gains)	$195,649,028	$242,744,022

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 7/31/16
Cost of investments	$5,215,136,734
Gross appreciation	245,999,405
Gross depreciation	(131,169,218)
Net unrealized appreciation (depreciation)	$114,830,187
Undistributed ordinary income	20,386,789
Capital loss carryforwards	(186,691,201)
Other temporary differences	(40,720,424)

As of July 31, 2016, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Short-Term	$(138,446,767)
Long-Term	(48,244,434)
Total	$(186,691,201)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B will convert to Class A shares

Notes to Financial Statements – continued

approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 7/31/16	Year ended 7/31/15
Class A	$26,825,235	$45,182,514
Class B	1,235,211	1,513,894
Class C	8,697,643	11,136,596
Class I	116,409,316	144,225,774
Class R1	29,783	34,324
Class R2	1,113,477	1,195,336
Class R3	2,528,753	3,409,546
Class R4	3,268,662	3,462,609
Class R5	35,540,948	32,583,429
Total	$195,649,028	$242,744,022

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.70%

The investment adviser has agreed in writing to reduce its management fee to 0.65% of average daily net assets in excess of $2.5 billion up to $7.5 billion and 0.60% of average daily net assets in excess of $7.5 billion. This written agreement will terminate on November 27, 2016. For the year ended July 31, 2016, this management fee reduction amounted to $851,776, which is included in the reduction of total expenses in the Statement of Operations. MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended July 31, 2016, this management fee reduction amounted to $302,296, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended July 31, 2016 was equivalent to an annual effective rate of 0.68% of the fund’s average daily net assets.

Effective November 28, 2016, the management fee will be computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Next $1.5 billion of average daily net assets	0.70%
Next $5 billion of average daily net assets	0.65%
Average daily net assets in excess of $7.5 billion	0.60%

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $12,665 for the year ended July 31, 2016, as its portion of the initial sales charge on sales of Class A shares of the fund.

Notes to Financial Statements – continued

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$1,491,747
Class B	0.75%	0.25%	1.00%	1.00%	329,723
Class C	0.75%	0.25%	1.00%	1.00%	2,321,691
Class R1	0.75%	0.25%	1.00%	1.00%	7,956
Class R2	0.25%	0.25%	0.50%	0.50%	131,326
Class R3	—	0.25%	0.25%	0.25%	141,285
Total Distribution and Service Fees					$4,423,728

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended July 31, 2016 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended July 31, 2016, this rebate amounted to $25,245, $72, and $44 for Class A, Class B, and Class C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended July 31, 2016, were as follows:

Amount
Class A	$14,342
Class B	72,488
Class C	13,869

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended July 31, 2016, the fee was $203,312, which equated to 0.0048% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which

Notes to Financial Statements – continued

may be paid to affiliated and unaffiliated service providers. Class R5 shares do not incur sub-accounting fees. For the year ended July 31, 2016, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $3,755,805.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended July 31, 2016 was equivalent to an annual effective rate of 0.0152% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended July 31, 2016, the fee paid by the fund under this agreement was $10,990 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

On September 9, 2015, MFS purchased 3,371 shares of Class R1 for an aggregate amount of $47,834.

On September 9, 2015, MFS redeemed 53, 31, 32, and 112 shares of Class R2, R3, R4, and R5, respectively, for an aggregate amount of $3,225.

On March 16, 2016, MFS purchased 2,830 shares of Class I for an aggregate amount of $39,617.

The fund is permitted to engage in purchase and sale transactions (“cross-trades”) with funds and accounts for which MFS serves as investment adviser or sub-adviser pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. Under this policy, cross-trades are effected at current market prices with no remuneration paid in connection with the transaction. During the year

Notes to Financial Statements – continued

ended July 31, 2016, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $22,006,065 and $31,550,826, respectively. The sales transactions resulted in net realized gains (losses) of $(1,979,785).

(4) Portfolio Securities

For the year ended July 31, 2016, purchases and sales of investments, other than purchased option transactions and short-term obligations, aggregated $3,282,421,815 and $2,569,924,928, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 7/31/16		Year ended 7/31/15
	Shares	Amount	Shares	Amount
Shares sold
Class A	10,004,755	$142,260,080	15,027,558	$222,494,994
Class B	134,680	1,922,868	161,085	2,399,110
Class C	743,345	10,624,700	1,467,073	21,810,135
Class I	134,670,786	1,968,149,164	78,936,760	1,167,893,037
Class R1	21,827	312,393	22,394	332,181
Class R2	372,226	5,325,368	429,218	6,402,089
Class R3	1,209,548	17,152,615	1,675,550	24,801,523
Class R4	2,397,243	34,185,192	2,096,498	31,133,486
Class R5	5,578,785	79,314,509	10,128,432	150,588,200
	155,133,195	$2,259,246,889	109,944,568	$1,627,854,755

Shares issued to shareholders in reinvestment of distributions
Class A	1,808,302	$25,682,205	2,931,575	$43,539,022
Class B	70,937	1,011,693	81,806	1,217,364
Class C	491,666	7,004,730	586,389	8,718,362
Class I	7,212,785	102,238,542	8,522,974	126,086,036
Class R1	2,085	29,772	2,292	34,118
Class R2	78,017	1,112,141	80,372	1,194,875
Class R3	171,195	2,430,342	229,798	3,405,543
Class R4	227,582	3,237,547	232,054	3,438,839
Class R5	2,420,834	34,393,806	2,153,095	31,850,156
	12,483,403	$177,140,778	14,820,355	$219,484,315

Notes to Financial Statements – continued

	Year ended 7/31/16		Year ended 7/31/15
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(21,645,461)	$(307,021,121)	(63,464,227)	$(927,525,109)
Class B	(622,737)	(8,820,382)	(711,783)	(10,563,642)
Class C	(5,106,933)	(72,209,012)	(6,203,665)	(91,908,034)
Class I	(86,274,095)	(1,208,441,007)	(134,795,480)	(1,995,336,030)
Class R1	(15,121)	(212,287)	(40,633)	(601,561)
Class R2	(701,683)	(9,954,040)	(437,787)	(6,477,975)
Class R3	(3,508,497)	(48,955,056)	(1,897,969)	(28,124,260)
Class R4	(2,425,766)	(34,370,488)	(2,743,102)	(40,524,396)
Class R5	(5,062,848)	(71,683,742)	(2,577,994)	(37,788,760)
	(125,363,141)	$(1,761,667,135)	(212,872,640)	$(3,138,849,767)

Net change
Class A	(9,832,404)	$(139,078,836)	(45,505,094)	$(661,491,093)
Class B	(417,120)	(5,885,821)	(468,892)	(6,947,168)
Class C	(3,871,922)	(54,579,582)	(4,150,203)	(61,379,537)
Class I	55,609,476	861,946,699	(47,335,746)	(701,356,957)
Class R1	8,791	129,878	(15,947)	(235,262)
Class R2	(251,440)	(3,516,531)	71,803	1,118,989
Class R3	(2,127,754)	(29,372,099)	7,379	82,806
Class R4	199,059	3,052,251	(414,550)	(5,952,071)
Class R5	2,936,771	42,024,573	9,703,533	144,649,596
	42,253,457	$674,720,532	(88,107,717)	$(1,291,510,697)

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Fund, the MFS Growth Allocation Fund, and the MFS Conservative Allocation Fund were the owners of record of approximately 4%, 3%, and 2%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2015 Fund, the MFS Lifetime 2020 Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund, and the MFS Lifetime Income Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to

Notes to Financial Statements – continued

each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended July 31, 2016, the fund’s commitment fee and interest expense were $18,522 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	552,570,542	1,700,773,429	(1,779,356,222)	473,987,749

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$796,912	$473,987,749

(8) Subsequent Event

Effective August 26, 2016, Class R5 will be renamed Class R6.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust X and Shareholders of
MFS Emerging Markets Debt Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Emerging Markets Debt Fund (the Fund) (one of the series constituting the MFS Series Trust X) as of July 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Emerging Markets Debt Fund (one of the series constituting the MFS Series Trust X) at July 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 16, 2016

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of September 1, 2016, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 52)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director	N/A
Robin A. Stelmach (k) (age 55)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 74)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman
Steven E. Buller (age 65)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council (until 2015); Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
Robert E. Butler (age 74)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Maureen R. Goldfarb (age 61)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 74)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman (until 2014)	Texas Donuts, Vice Chairman (until 2010)
Michael Hegarty (age 71)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director (until 2015)
John P. Kavanaugh (age 61)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 60)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 59)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
Robert W. Uek (age 75)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 48)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Kristin V. Collins (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2015	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 56)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 48)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Brian E. Langenfeld (k) (age 43)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kenneth Paek (k) (age 42)	Assistant Treasurer	February 2015	Massachusetts Financial Services Company, Vice President; Cohen & Steers, Vice President/Head of Fund Administration (until 2014); Morgan Stanley, Executive Director/Head of European Fund Administration (until 2012)	N/A
Susan A. Pereira (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Kasey L. Phillips (k) (age 45)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 64)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Matthew A. Stowe (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Frank L. Tarantino (age 72)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Martin J. Wolin (k) (age 48)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A
James O. Yost (k) (age 56)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.

Trustees and Officers – continued

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller, Butler, Kavanaugh, Uek and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of September 1, 2016, the Trustees served as board members of 137 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Managers
Ward Brown Matthew Ryan

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2016 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Services, Inc. (“Broadridge”) an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2015 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and

Board Review of Investment Advisory Agreement – continued

other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2015, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 2nd quintile for each of the one- and five-year periods ended December 31, 2015 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was approximately at the Broadridge expense group median, and the Fund’s total expense ratio was lower than the Broadridge expense group median.

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to reduce its advisory fee rate on the Fund’s average daily net assets over $2.5 billion and $7.5 billion, which may not be changed without the Trustees’ approval (the “management fee waiver rates”). They also noted that MFS has agreed to amend its contractual advisory fee rate schedule to reflect the existing management fee waiver rates effective as of November 28, 2016. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life

Board Review of Investment Advisory Agreement – continued

Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2016.

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available on mfs.com by following these steps once you have selected “Individual Investor” as your role: (1) Click on the “Individual Investor Home” in the top navigation and then select the “Announcements” option within the “Market Outlooks” drop down, or (2) Click on “Products & Services” and “Mutual Funds” and then choose the fund’s name in the “Select a fund” menu.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2016 income tax forms in January 2017.

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller, Butler, Kavanaugh and Uek and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Ernst & Young LLP (“E&Y”) to serve as independent accountants to each series of the Registrant. The tables below set forth the audit fees billed to the series of the Registrant with a fiscal year end of July 31, 2016 (the “Fund”) as well as fees for non-audit services provided to the Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended July 31, 2016 and 2015, audit fees billed to the Fund by E&Y were as follows:

	Audit Fees
	2016	2015
Fees billed by E&Y:
MFS Emerging Markets Debt Fund	57,722	57,722

For the fiscal years ended July 31, 2016 and 2015, fees billed by E&Y for audit-related, tax and other services provided to the Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2016	2015	2016	2015	2016	2015
Fees billed by E&Y:
To MFS Emerging Markets Debt Fund	0	0	10,303	10,269	2,785	568

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2016	2015	2016	2015	2016	2015
Fees billed by E&Y:
To MFS and MFS Related Entities of MFS Emerging Markets Debt Fund*	1,800,337	597,838	0	0	149,169	0

	Aggregate Fees for Non-audit Services
	2016	2015
Fees billed by E&Y:
To MFS Emerging Markets Debt Fund, MFS and MFS Related Entities#	2,193,194	704,675

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by E&Y for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”, including fees for services related to reviews of internal controls and Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 between such regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services were provided prior to the effectiveness of SEC rules requiring pre-approval or because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of MFS Emerging Markets Debt Fund is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2): Attached hereto.

(b)

If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST X

By (Signature and Title)*	ROBIN A. STELMACH
Robin A. Stelmach, President

Date: September 16, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	ROBIN A. STELMACH
Robin A. Stelmach, President (Principal Executive Officer)

Date: September 16, 2016

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, Treasurer (Principal Financial Officer and Accounting Officer)

Date: September 16, 2016

*	Print name and title of each signing officer under his or her signature.